                                                                    Exhibit 10.1

                  LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT
                  ---------------------------------------------

     This LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this "WAIVER") dated as of June 21, 2007 is by and among Hines Nurseries, Inc., a California corporation, the parties hereto as lenders (each individually, a "Lender" and collectively, "Lenders" as hereinafter further defined) and Bank of America, N.A., in its capacity as agent for Lenders (in such capacity, "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (defined below).

                                R E C I T A L S:

     WHEREAS, Borrower, the Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of January 18, 2007 (as amended, the "LOAN AGREEMENT"); and

     WHEREAS, Borrower, Agent and Lenders have agreed to extend the date for providing unaudited financial statements and waive certain Events of Default upon the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 LIMITED WAIVER TO THE LOAN AGREEMENT. Borrower acknowledges that a certain Event of Default exists under Section 11.1 of the Loan Agreement as a result of Borrower's failure to provide notice of default under the Indenture for failure to provide the unaudited financial statements for the fiscal quarter ending March 31, 2007 (and related public filings) as required by Section 10.1.3(c) of the Loan Agreement (the "Specified Event of Default"). Immediately upon the satisfaction of each of the conditions precedent set forth in Section 2 below, the Agent and Required Lenders hereby waive the Specified Event of Default; PROVIDED, that Borrower shall deliver the unaudited financial statements for the fiscal quarter ending March 31, 2007 (and all related public filings) required by the Indenture and cure any related defaults thereunder by no later than July 20, 2007, the failure of which shall cause such waiver to be terminated and result in such Specified Event of Default continuing to exist under the Loan Agreement. The foregoing is a limited waiver and shall not constitute a waiver of any other Default or Event of Default that may exist or arise or constitute a waiver or modification to any other term or condition set forth in the Loan Agreement.

Section 2 CONDITIONS TO EFFECTIVENESS. The effectiveness of the waiver set forth in SECTION 1 above is subject to the satisfaction of each of the following conditions:

          (a) Agent shall have received a duly executed counterpart of this Waiver from Borrower and the Required Lenders;

          (b) Agent shall have received a reaffirmation from Parent of its Guaranty; and

          (c) In consideration of the waiver provided herein, Agent shall have received, for the ratable benefit of the Lenders signing this Waiver, a fee in the amount of $25,000 which fee shall be earned in full and payable on the date hereof.

Section 3 REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants to Agent and Lenders, upon the effectiveness of this Waiver that:

          (a) NO DEFAULT; ETC. No Default or Event of Default has occurred and is continuing after giving effect to this Waiver or would result from the execution or delivery of this Waiver or the consummation of the transactions contemplated hereby.

          (b) CORPORATE POWER AND AUTHORITY; AUTHORIZATION. Borrower has the power and authority to execute and deliver this Waiver.

          (c) EXECUTION AND DELIVERY. Borrower has duly executed and delivered this Waiver.

          (d) ENFORCEABILITY. This Waiver constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.

          (e) INDENTURE NOTICE. Borrower has not received any default notices under its Indenture in respect of its 10.25% Senior Notes due 2011 dated as of September 30, 2003, between Hines Nurseries, Inc., Hines Horticulture, Inc., the Subsidiary Guarantors named therein and the Bank of New York, as Trustee.

Section 4  MISCELLANEOUS.

          (a) EFFECT; RATIFICATION. Borrower acknowledges that all of the reasonable legal expenses incurred by Agent in connection herewith shall be reimbursable under SECTION 3.4 of the Loan Agreement. The waiver set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) prejudice any right or rights that any Lender may now have or may have in the future under or in connection with any Loan Document. This Waiver shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended are hereby ratified and confirmed and shall remain in full force and effect.

          (b) COUNTERPARTS; ETC. This Waiver may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Delivery of an executed counterpart of this Waiver by fax shall have the same force and effect as the delivery of an original executed counterpart of this Waiver. Any party delivering an executed counterpart of this Waiver by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Waiver.

          (c) GOVERNING LAW. This Waiver shall be deemed a Loan Document and shall be governed by, and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law.

          (d) REAFFIRMATION. Parent hereby reaffirms all of its obligations as a guarantor of the Obligations pursuant to its Guaranty dated as of January 18, 2007.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, Agent, Lenders and Borrower have caused this Limited Waiver to Loan and Security Agreement to be duly executed as of the day and year first above written.

                               BORROWER:
                               ---------

                               HINES NURSERIES, INC.

                               By:/S/ CLAUDIA PIEROPAN
                                  ----------------------------------------------
                               Title:   CFO
                                     -------------------------------------------
                               Name:    CLAUDIA PIEROPAN
                                    --------------------------------------------


                               PARENT:
                               -------

                               HINES HORTICULTURE, INC.

                               By:/S/ CLAUDIA PIEROPAN
                                  ----------------------------------------------
                               Title:   CFO
                                     -------------------------------------------
                               Name:    CLAUDIA PIEROPAN
                                    --------------------------------------------


                               AGENT AND LENDERS:
                               -----------------

                               BANK OF AMERICA, N.A., as Agent and a Lender


                               By:/S/ JASON RILEY
                                  ----------------------------------------------
                               Title:   VICE PRESIDENT
                                     -------------------------------------------
                               Name:    JASON RILEY
                                    --------------------------------------------


                               PNC BANK, NATIONAL ASSOCIATION, as a Lender


                               By:/S/ GREGORY J. HALL
                                  ----------------------------------------------
                               Title:   VICE PRESIDENT
                                     -------------------------------------------
                               Name:    GREGORY J. HALL
                                    --------------------------------------------


                               GMAC COMMERCIAL FINANCE LLC, as a Lender


                               By:/S/ ROBERT RICHARDSON
                                  ----------------------------------------------
                               Title:   DIRECTOR
                                     -------------------------------------------
                               Name:    ROBERT RICHARDSON
                                    --------------------------------------------


                                       S-1